Exhibit 99.1

Execution Version

VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is made and entered into as of March 29, 2023 (the “Agreement Date”), by and among Concentrix Corporation, a Delaware corporation (“Parent”), Marnix Lux, a société anonyme incorporated under Laws of the Grand Duchy of Luxembourg, registered with the companies registry with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés) under number B236573 (the “Company”), and the stockholders of Parent listed on Schedule A and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party.”
RECITALS
A.Concurrently with the execution and delivery of this Agreement, Parent is entering into a Put Option Letter, dated as of the date hereof (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Put Option Letter”) which contemplates the entry by the Company, Parent, OSYRIS S.à r.l., a société anonyme incorporated under Laws of the Grand Duchy of Luxembourg and a direct wholly owned subsidiary of Parent (“Purchaser”) and the shareholders of the Company (the “Sellers”) into a Share Purchase and Contribution Agreement attached thereto (the “Share Purchase and Contribution Agreement”), pursuant to which, among other things, Parent and Purchaser undertake to purchase and acquire from the Sellers the Transferred Shares, which represent, together with the Locked Equity Incentive Shares, 100% of the share capital, financial and voting rights of the Company on a fully diluted basis, on the terms and conditions set forth therein (the “Transactions”) and Parent shall, among other things, issue shares of common stock of Parent, par value $0.0001 per share (“Parent Common Stock”) in connection with the Transactions (the “Parent Share Issuance”).
B.As of the Agreement Date, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Parent Common Stock set forth next to such Stockholder’s name on Schedule A hereto, being all of the shares of Parent Common Stock owned of record or beneficially by such Stockholder as of the Agreement Date (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Parent Common Stock that such Stockholder may acquire record and/or beneficial ownership of after the Agreement Date (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Parent Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), such Stockholder’s “Covered Shares”).
C.In connection with the Company’s entry into the Put Option Letter and the subsequent entry into the Share Purchase and Contribution Agreement, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Share Purchase and Contribution

Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1.“Expiration Time” shall mean the earliest to occur of (a) the Closing Date, (b) the day following the conclusion of the Parent Stockholders’ Meeting (including any adjournment or postponement thereof), and (c) the valid termination of the Share Purchase and Contribution Agreement in accordance with its terms.
1.2.“Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option or other Contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement); (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares; or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), or (b) above.
2.Agreement to Not Transfer the Covered Shares; No Inconsistent Arrangements
2.1.No Transfer of Covered Shares. Until the Expiration Time, each Stockholder agrees not to Transfer or cause or permit the Transfer of any of such Stockholder’s Covered Shares, other than with the prior written consent of both the Parent and the Company, or as permitted by Section 2.3. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.
2.2.No Inconsistent Arrangements. Each Stockholder hereby represents, covenants and agrees that, except for this Agreement, such Stockholder: (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to its Covered Shares, (b) has not granted, and shall not grant at any time a proxy, consent or power of attorney with respect to its Covered Shares, and (c) has not and shall not, directly or indirectly, take any action that would have the effect of preventing, materially delaying or materially impairing such Stockholder from performing any of its obligations under this Agreement.
2.3.Permitted Transfers. Section 2.1 above shall not prohibit or otherwise restrict a Transfer of Covered Shares by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or otherwise for estate planning purposes, (ii) by will or under the laws of intestacy upon the death of Stockholder or (iii) pursuant to a qualified domestic order; (b) if Stockholder is a limited partnership or limited liability company, to a partner, member or equity holder of Stockholder; or (c) if Stockholder is a corporation, to an affiliate that controls, is controlled by or is under common control with Stockholder; provided, however, that a Transfer referred to in clauses (a) through (c) of this sentence shall be permitted only if (A) all of the representations and warranties in Section 2.2 and Section 6 of this Agreement with respect to Stockholder would be true and correct in all material respects upon such Transfer, subject to necessary adjustment as a result of such Transfer, (B) the transferee agrees in a written document, reasonably satisfactory in form and substance to the Parent and the Company, to be bound by all of the terms of this Agreement, and (C) such transfer occurs no later than three (3) business days prior to the Expiration Time. Notwithstanding the foregoing, a Stockholder shall be permitted to transfer up to 5% of the Shares held by such Stockholder in the aggregate without complying with the foregoing provisions.

3.Agreement to Vote the Covered Shares.
3.1.Voting Agreement. Until the Expiration Time, at every meeting of Parent’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of Parent’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (a) in favor of the approval of the Share Issuance, any transactions contemplated by the Share Purchase and Contribution Agreement and any other action reasonably requested by the Company in furtherance thereof submitted for the vote or written consent of stockholders of Parent; (b) in favor of any proposal to adjourn a meeting of Parent’s stockholders to solicit additional proxies in favor of the share issuance; and (c) against (1) any action or agreement that to Stockholder’s knowledge would reasonably be expected to result in any of the conditions to Parent’s obligations set forth in Article VII under the Share Purchase and Contribution Agreement not being fulfilled, (2) any Alternative Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Transactions (clauses (a)(b) and (c), the “Covered Proposals”).
3.2.Quorum. Until the Expiration Time, at every meeting of Parent’s stockholders (and at every adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3.Return of Proxy. Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), at least two (2) business days prior to the relevant meeting, any proxy card or voting instructions it receives that is sent to stockholders of Parent soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1.
4.Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, any of their respective Affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Share Purchase and Contribution Agreement (including any claim seeking to enjoin or delay the closing of the Transactions) or (b) alleging a breach of any duty of the Board of Directors of Parent in connection with the Share Purchase and Contribution Agreement, this Agreement or the transactions contemplated thereby or hereby.
5.Fiduciary Duties; Legal Obligations. Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of such Stockholder’s Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by any such Stockholder in his or her capacity as a director or officer of Parent or any of its

Affiliates or from complying with his or her fiduciary duties or other legal obligations while acting in such capacity as a director or officer of Parent or any of its Affiliates.
6.Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company that:
6.1.Due Authority. Such Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.
6.2.Ownership of the Covered Shares. (a) Such Stockholder is, as of the Agreement Date, the beneficial and record owner of such Stockholder’s Covered Shares, free and clear of any and all Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer, voting or exercise of any rights of a stockholder in respect of such Covered Shares other than those (i) created by this Agreement, (ii) arising under applicable securities Laws or (iii) as disclosed on Schedule A hereto, and (b) such Stockholder has sole voting power over all of the Covered Shares beneficially owned by the Stockholder. The Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any shares of Common Stock or other voting shares of Parent (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Common Stock or other voting shares of Parent) other than the Owned Shares.
6.3.No Conflict; Consents.
a.The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (a) conflict with or violate any Laws applicable to the Stockholder, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.
b.No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.
6.4.Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder that would reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
7.Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and each Stockholder that:
7.1.Due Authority. The Company has the full power and capacity to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.
7.2.No Conflict; Consents.
a.The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement and the compliance by the Company with the provisions hereof do not and will not: (a) conflict with or violate any Laws applicable to the Company, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which the Company is a party or by which the Company is subject.
b.No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.
7.3.Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of the Company, threatened against or affecting the Company that would reasonably be expected to materially impair the ability of the Company to perform its obligations hereunder or to consummate the transactions contemplated by the Share Purchase and Contribution Agreement on a timely basis.
8.Representations and Warranties of Parent. Parent hereby represents and warrants to the Company and each Stockholder that:
8.1.Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

8.2.No Conflict; Consents.
a.The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (a) conflict with or violate any Laws applicable to Parent, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is subject.
b.No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
8.3.Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated by the Share Purchase and Contribution Agreement on a timely basis.
9.Miscellaneous.
9.1.Other Agreements. Each Stockholder further agrees that, from and after the date hereof until the Expiration Time, such Stockholder will not, and will not permit any entity under such Stockholder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (B) initiate a stockholders’ vote with respect to an Alternative Proposal, (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Parent with respect to an Alternative Proposal, or (D) discuss with any person, or initiate or respond to a request to initiate discussions with any person, with respect to any Alternative Proposal.
9.2.No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Parent and the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Parent Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Parent Common Stock,” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9.3.Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Parent, the Company and the Stockholders.

9.4.Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.
9.5.Publicity. Stockholder hereby permits Parent and the Company to include and disclose in the Proxy Statement/Prospectus, and in such other schedules, certificates, applications, agreements, press release or documents as such entities reasonably determine to be necessary or appropriate in connection with the consummation of the Transactions, Stockholder’s identity and ownership of the Covered Shares and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement.
9.6.Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by e-mail transmission (notice deemed given upon transmission if the email is sent by 5:00 p.m. Eastern Time or, if after, the day following the date of transmission), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) (notice deemed given upon receipt of proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
a.if to a Stockholder, to the address for notice set forth on Schedule A hereto.
b.if to Parent, to:
Concentrix Corporation
39899 Balentine Drive, Suite 235
Newark, CA 94560
Attention: Jane Fogarty
Email:
with a copy (which shall not constitute notice) to:
Pillsbury Winthrop Shaw Pittman LLP
2550 Hanover Street
Palo Alto, CA 94304
Attention: Allison Leopold Tilley, Drew Simon-Rooke
Email:    allison@pillsburylaw.com
drew.simonrooke@pillsburylaw.com
c.if to the Company, to:
Marnix Lux

Attention: Olivier Duha
Email:

with a copy (which shall not constitute notice) to:
Latham & Watkins
45, rue Saint-Dominique
Paris, France 75007

Attention: Alexander Crosthwaite, Christopher Drewry
Email:    Alexander.Crosthwaite@lw.com
Christopher.Drewry@lw.com
Kirkland and Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Sarkis Jebejian, Chelsea N. Darnell
Email:    sarkis.jebejian@kirkland.com
chelsea.darnell@kirkland.com
9.7.Governing Law; Jurisdiction.
a.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.
b.Each Party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party and (iv) agrees that service of process upon such Party in any such action or proceeding will be effective upon personal service or 10 days after notice is given by both email and express courier (with confirmation) as provided by Section 9.6 including a courtesy copy (by email) to all counsel.
9.8.Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

9.9.Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of both the Company and Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to the Company and Parent, and such Stockholder will consider in good faith the reasonable comments of the Company and Parent with respect to such disclosure and otherwise cooperate with the Company and Parent in obtaining confidential treatment with respect to such disclosure). Each Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Share Purchase and Contribution Agreement and the consummation of the Transactions, and each Stockholder acknowledges that Parent and the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Such Stockholder agrees to promptly give the Company and Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify the Company and Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.
9.10.Further Assurances. Each Stockholder agrees, from time to time, at the reasonable request of the Company and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
9.11.Specific Performance. The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that, prior to the valid termination of this Agreement, the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.
9.12.Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Put Option Letter or Share Purchase and Contribution Agreement.
9.13.Interpretation. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to “the date hereof” shall mean the date of this Agreement.
9.14.Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Parties (which may be withheld by such other Parties in its sole discretion). Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
9.15.Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.
9.16.Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Closing or the termination of this Agreement.
9.17.Termination. This Agreement shall automatically terminate without further action by any of the Parties hereto and shall have no further force or effect as of the Expiration Time; provided that the provisions of Section 9.4 through 9.8 and Sections 9.11 through 9.19 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at Law or in equity) against any other party for that party’s breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 9.11.
9.18.Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.19.Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each Party hereto forever waives any such defense.
[Signature page follows]

COMPANY

MARNIX LUX SA

By:      /s/ P. Maters    /s/ S. Saussoy
Name:    P. Maters         S. Saussoy
Title:     Director             Director

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT:

CONCENTRIX CORPORATION

By:      /s/ Jane Fogarty
Name:    Jane Fogarty
Title:     EVP, Legal

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER:

Silver Star Developments Ltd.

By:      /s/ Jhi Wu Ho
Name:    [HO, JHI WU]
Title:     [Director]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER:

Peer Developments Ltd.

By:      /s/ Tu Shu Wu
Name:    TU SHU WU
Title:     Director

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER:

MITAC HOLDINGS CORPORATION

By:      /s/ Matthew Feng Chiang
Name:    [MATTHEW FENG CHIANG]
Title:     [Chairman]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER:

MITAC INTERNATIONAL CORPORATION

By:      /s/ Jhi Wu Ho
Name:    [HO, JHI WU]
Title:     [Director]

Schedule A

Name	Address	Owned Shares*
Silver Star Developments Ltd.	No. 202 Wen Hua 2nd Road, Guishan Dist., Taoyuan City 333412, Taiwan.	302,102
Peer Developments Ltd.	4th Floor, No. 75 Sec. 3, Minsheng East Road, Zhongshan Dist., Taipei City 104, Taiwan.	3,545,840
MITAC HOLDINGS CORPORATION	No. 202 Wen Hua 2nd Road, Guishan Dist., Taoyuan City 333412, Taiwan.	1,977,944
MITAC INTERNATIONAL CORPORATION	No. 202 Wen Hua 2nd Road, Guishan Dist., Taoyuan City 333412, Taiwan.	2,135,489

*If any additional shares of Common Stock are owned by any of the Stockholders as of the Agreement Date, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule A.